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                          AGREEMENT AND PLAN OF MERGER

                          dated as of November 23, 1999


                                  by and among


                          LIBERTY GROUP HOLDINGS, INC.,
                                      f/k/a
                               BIO-RESPONSE, INC.,


                              BR ACQUISITION CORP.

                                       and

                            LIBERTY FOOD GROUP, LTD.



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




                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I
   DEFINITIONS...............................................................1
   SECTION 1.1    Definitions................................................1

ARTICLE II
   THE MERGER................................................................4
   SECTION 2.1    The Merger.................................................4
   SECTION 2.2    Closing; Effective Time....................................4
   SECTION 2.3    Effect of the Merger.......................................5
   SECTION 2.4    Certificate of Incorporation; Directors and Officers.......5
   SECTION 2.5    Conversion of Securities...................................5
   SECTION 2.6    Tax Consequences...........................................6

ARTICLE III
   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MERGER SUB..............6
   SECTION 3.1    Corporate Existence and Power..............................6
   SECTION 3.2    Certificate of Incorporation and By-Laws; Minute Books.....6
   SECTION 3.3    Corporate Authority........................................6
   SECTION 3.4    Capitalization.............................................7
   SECTION 3.5    The Shares.................................................7
   SECTION 3.6    No Conflict; Required Filings and Consents.................7
   SECTION 3.7    SEC Filings; Financial Statements..........................8
   SECTION 3.8    Absence of Certain Changes or Events.......................8
   SECTION 3.9    Absence of Litigation......................................9
   SECTION 3.10   No Violation of Government Orders or Laws..................9
   SECTION 3.11   Agreements.................................................9
   SECTION 3.12   Tax Matters...............................................10
   SECTION 3.13   Employee Benefit Plans....................................11
   SECTION 3.14   Employment Agreements.....................................11
   SECTION 3.15   Insurance.................................................11
   SECTION 3.16   Intellectual Property and Related Contracts...............12
   SECTION 3.17   Absence of Undisclosed Liabilities........................12
   SECTION 3.18   Changes...................................................12
   SECTION 3.19   Real Property and Leases..................................12
   SECTION 3.20   Merger Sub................................................12
   SECTION 3.21   State Takeover Statutes...................................13
   SECTION 3.22   Brokers...................................................13
   SECTION 3.23   Disclosure................................................13
   SECTION 3.25   Activities................................................13
   SECTION 3.26   Capital Stock.............................................13

ARTICLE IV
   REPRESENTATIONS AND WARRANTIES OF LIBERTY................................14
   SECTION 4.1    Corporate Existence and Power.............................14
   SECTION 4.2    Certificate of Incorporation and Bylaws; Minute Books.....14
   SECTION 4.3    Corporate Authority.......................................14
   SECTION 4.4    Capitalization............................................14
   SECTION 4.5    No Conflict; Required Filings and Consents................15
   SECTION 4.6    Financial Statements......................................15
   SECTION 4.7    Absence of Certain Changes or Events......................15
   SECTION 4.8    Absence of Litigation.....................................16
   SECTION 4.9    No Violation of Government Orders or Laws.................16
   SECTION 4.10   Agreements................................................16
   SECTION 4.11   Tax Matters...............................................16
   SECTION 4.12   Employee Benefit Plans....................................17
   SECTION 4.13   Employment Agreements.....................................18
   SECTION 4.14   Insurance.................................................18
   SECTION 4.15   Intellectual Property and Related Contracts...............18
   SECTION 4.16   Absence of Undisclosed Liabilities........................18
   SECTION 4.17   Changes...................................................18
   SECTION 4.18   Real Property and Leases..................................19
   SECTION 4.19   State Takeover Statutes...................................19
   SECTION 4.20   Brokers...................................................19
   SECTION 4.21   Disclosure................................................19

ARTICLE V
   CONDITIONS PRECEDENT TO CLOSING..........................................19
   SECTION 5.1    Conditions Precedent to Obligations of Liberty............19
   SECTION 5.2    Conditions Precedent to Obligations of the Company........22

ARTICLE VI
   COVENANTS RELATING TO CONDUCT OF BUSINESS................................23
   SECTION 6.1    Forbearance...............................................23
   SECTION 6.2    Obligations of Merger Sub.................................24

ARTICLE VII
   ADDITIONAL AGREEMENTS....................................................25
   SECTION 7.1    Access to Information.....................................25
   SECTION 7.2    Legal Conditions to Transactions..........................26
   SECTION 7.3    Further Assurances........................................26
   SECTION 7.4    Advice of Changes.........................................26
   SECTION 7.5    Transaction Expenses......................................26
   SECTION 7.6    Public Announcements......................................27
   SECTION 7.7    Transfer and Similar Taxes................................27
   SECTION 7.8    D&O Insurance.............................................27
   SECTION 7.9    Closing Covenant..........................................27
   SECTION 7.10   Rule 14f-1 Compliance.....................................27
   SECTION 7.11   Brokers...................................................27
   SECTION 7.12   No Solicitation...........................................28

ARTICLE VIII
   MISCELLANEOUS............................................................28
   SECTION 8.1    Termination and Amendment.................................28
   SECTION 8.2    Entire Agreement; Survival of Provisions..................29
   SECTION 8.3    Communications............................................29
   SECTION 8.4    Execution in Counterparts.................................29
   SECTION 8.5    Binding Effect; Assignment................................29
   SECTION 8.6    Governing Law.............................................30
   SECTION 8.7    Severability of Provisions................................30
   SECTION 8.8    Headings..................................................30
   SECTION 8.9    Shares Transfer Expenses and Taxes........................30
   SECTION 8.10   Waiver of Jury Trial......................................30
   SECTION 8.11   Absence of Third Party Beneficiary Rights.................30



INDEX OF EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A      -     Section 253 Merger Certificate
Exhibit B      -     Certificate   of   Incorporation   and   By-Laws  of  the
                     Surviving Corporation
Exhibit C      -     Lock-Up Letter
Exhibit D      -     Escrow Agreement
Exhibit E      -     Indemnification Agreement
Exhibit F      -     Opinion of Stradley Ronon LLP
Exhibit G      -     Investment Agreements

SCHEDULES

Schedule 3.4   -     Capitalization
Schedule 3.22  -     Brokers

                          AGREEMENT AND PLAN OF MERGER

             AGREEMENT AND PLAN OF MERGER, dated as of November 23, 1999 (the "Agreement"), by and among Liberty Group Holdings, Inc., f/k/a Bio-Response, Inc., a Delaware corporation (the "Company"), BR Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (the "Merger Sub"), and Liberty Food Group, Ltd., a Delaware corporation ("Liberty").


                                    RECITALS

             WHEREAS, Liberty and the Company desire that Liberty merge with and into the Merger Sub with the Merger Sub being the surviving corporation and a wholly owned subsidiary of the Company as contemplated hereby (the "Merger");

             WHEREAS, the Company, Merger Sub and Liberty desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

             WHEREAS, for Federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization under the provisions of
Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code");

             WHEREAS, the Board of Directors of the Company has approved, and deemed it advisable and in the best interest of its stockholders, that in connection with the Merger the Company issue to the stockholders of Liberty that number of shares of common stock of the Company which will give such stockholders an aggregate of not less than 87.4% of the issued and outstanding capital stock of the Company on a fully-diluted basis, all on the terms and conditions set forth herein.

             NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.1 Definitions. As used in this Agreement, and unless the context clearly requires a different meaning, the following terms have the following meanings:

          "Act" means the Securities Act of 1933, as amended, or any successor act or statute regulating the transactions contemplated hereby that were formerly regulated under the Act that may be enacted after the date hereof and the rules and regulations thereunder.

          "Agreement" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

             "Balance Sheet Date" has the meaning provided therefor in Section 3.12(a)(ii) of this Agreement.

             "Business Day" means a day in which the New York branch of the Federal Reserve Bank is open for business during its normal hours of operation.

             "By-Laws" means the By-Laws of the Company in effect on the date hereof.

             "Capston" has the meaning provided therefor in Section 7.5 of this Agreement.

             "Certificate   of   Incorporation"   means   the   Certificate   of
Incorporation of the Company in effect on the date hereof.

             "Certificate  of  Merger"  has the  meaning  provided  therefor  in
Section 2.2 of this Agreement.

             "Closing" has the meaning provided therefor in Section 2.2 of this Agreement.

             "Closing Date" has the meaning provided therefor in Section 2.2 of this Agreement.

             "Code" has the meaning provided therefor in the Recitals of this Agreement.

             "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Act.

             "Common Stock" means the common stock, par value $.004 per share, of the Company.

             "Company" has the meaning provided therefor in the Preamble of this Agreement.

             "Confidential  Information"  has the meaning  provided  therefor in
Section 7.1(b) of this Agreement.

             "DGCL" means the Delaware General Corporation Law.

             "Effective Time" has the meaning provided in Section 2.2 of this Agreement.

             "Employment Agreements" means the (i) Employment Agreement between Liberty and Barry Hawk and (ii) Employment Agreement between Liberty and Dennis Lane.

             "ERISA" has the meaning provided therefor in Section 3.13 of this Agreement.

             "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor act or statute regulating the transactions contemplated hereby that were formerly regulated under the Act that may be enacted after the date hereof and the rules and regulations thereunder.

             "GAAP"   means  United   States   generally   accepted   accounting
principles.

             "Governmental  Entity" has the meaning provided therefor in Section
3.10 of this Agreement.

             "Intellectual  Property"  has  the  meaning  provided  therefor  in
Section 3.16 of this Agreement.

             "Legal Proceeding" means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Entity or otherwise.

             "Legal  Requirement" means any federal,  state,  local,  municipal, foreign or other law, statute, constitution, principal of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity or otherwise.

             "Liberty" has the meaning provided therefor in the Preamble of this Agreement.

             "Liens" means mortgages, pledges, security interests, conditional and installment sale agreements, encumbrances, charges, options, rights of first refusal, claims, preferential arrangements or restrictions of any kind, limitations on voting rights, and other encumbrances of any kind, nature or character, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

             "Merger" has the meaning provided therefor in the Recitals to this Agreement.

             "NASD" means the National Association of Securities Dealers.

             "Options" means the options granted to (i) Barry Hawk pursuant to the Option Agreement between Liberty and Barry Hawk and (ii) Dennis Lane pursuant to the Option Agreement between Liberty and Dennis Lane.

             "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, unincorporated organization or government or other agency or political subdivision thereof.

             "Preferred Stock" means the preferred stock, par value $.004 per share, of the Company.

             "Revival Date" means December 26, 1996, the effective date of the revival of the Certificate of Incorporation pursuant to the Certificate of Renewal, Revival, Extension and Restoration duly filed by the Company with the Secretary of State of the State of Delaware on said date.

             "SEC Reports" has the meaning provided therefor in Section 3.7 of this Agreement.

             "Section 253 Merger Certificate" means the Certificate of Merger between the Company and a wholly owned subsidiary of the Company effectuating the change in the name of the Company in the form of Exhibit A attached hereto.

             "Shares" means the 4,500,000 shares of Common Stock to be issued to the stockholders of Liberty in the Merger.

             "Surviving  Corporation"  has  the  meaning  provided  therefor  in
Section 2.1 of this Agreement.

             "Taxes" means all taxes, charges, fees, duties, levies, or other similar assessments imposed by any federal, state, local or foreign Governmental Entity, including, but not limited to, income, gross receipts, excise, property, sales, gain, use, license, capital stock, transfer, franchise, payroll, withholding, social security or other taxes, including any interest or penalties attributable thereto.

             "Tax Return" shall mean any return, report or information return (including any related or supporting information) filed with any taxing authority with respect to Taxes.

             "Third Party Purchase" has the meaning provided therefor in Section
7.12 of this Agreement.

             "Transfer Taxes" has the meaning provided therefor in Section 7.7 of this Agreement.

             The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                   ARTICLE II
                                   THE MERGER

             SECTION 2.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Liberty shall be merged with and into the Merger Sub in accordance with the provisions of Section 251 of the DGCL. Following the Merger: (i) the separate corporate existence of Liberty shall cease; (ii) the Merger Sub shall continue as the surviving corporation in the Merger (the "Surviving Corporation") and shall continue to be governed by the laws of the State of Delaware; (iii) the Surviving Corporation shall continue to be a wholly owned subsidiary of the Company; and (iv) the Company shall change its name to "Liberty Group Holdings, Inc".

             SECTION 2.2 Closing; Effective Time. The closing of the Merger (the "Closing") will take place at 10:00 a.m. (New York time) on November 23, 1999, which date shall not be later than one (1) Business Day after the satisfaction or waiver of the conditions set forth in Sections 5.1 and 5.2 at the offices of Herrick, Feinstein LLP, Two Park Avenue, New York, New York 10016 (the date on which the Closing shall occur being referred to in this Agreement as the "Closing Date"), provided, however, that notwithstanding anything contained herein to the contrary, (i) the resignation of the current director of the Company and the appointment of the Barry Hawk and Dennis Lane as replacement directors thereof shall not occur until the expiration of the ten (10) day period commencing with the mailing to the Commission and the stockholders of the Company a statement in compliance with Rule 14f-1 under the Exchange Act and
(ii) the Certificate of Amendment shall not be filed with the Secretary of State of the State of Delaware until an information statement in compliance with
Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder has been sent to the stockholders of the Company. Contemporaneously with or as promptly as practicable after the Closing, a certificate of merger (the "Certificate of Merger") shall be duly prepared and acknowledged by the Surviving Corporation and thereafter filed with the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with the relevant provisions of, the DGCL. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the date and time of such filing being the "Effective Time"). Promptly after the filing of the Certificate of Merger, the Company shall file the Section 253 Merger Certificate.

             SECTION 2.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Merger Sub and Liberty shall vest in the Surviving Corporation, including without limitation the Employment Agreements (which shall be assumed by the Surviving Corporation and assigned to the Company), and all debts, liabilities, obligations, restrictions, disabilities and duties of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

             SECTION 2.4 Certificate of Incorporation; Directors and Officers. The certificate of incorporation and by-laws of the Surviving Corporation shall be substantially as set forth on Exhibit B attached hereto. The directors and officers of the Surviving Corporation immediately after the Effective Time shall be Barry Hawk and Dennis Lane.

             SECTION 2.5 Conversion of Securities. (1) At the Effective Time, by virtue of the Merger and without any action on the part of Liberty, Merger Sub, the Company or any of the stockholders thereof, all the issued and outstanding shares of Liberty shall be converted to the Shares and the issued and outstanding shares of Liberty shall be canceled and retired and shall cease to exist.

             (2) All rights with respect to the common stock of Liberty under the Options shall be converted into and become rights with respect to Common Stock, and the Company shall assume each Option in accordance with the terms of the stock option agreements by which such options are evidenced. From and after the Effective Time, (i) each Option assumed by the Company may be exercised solely for shares of Common Stock, (ii) the number of shares of Common Stock subject to each Option shall be equal to the number of shares of Common Stock subject to such Option immediately prior to the Effective Time, (iii) any restriction on the exercise of any Option shall continue in full force and effect and the term, exercisability and other provisions of such Option shall otherwise remain unchanged; provided, however, that each such Option shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any stock split, reverse stock split, stock dividend, subdivision, reclassification, reorganization, business combination or similar transaction subsequent to the Effective Time. The Company and Liberty shall take all action that may be necessary (under the stock option agreements pursuant to which Options are outstanding) to effectuate the provisions of this Section 2.5(b) and to ensure that, from and after the Effective Time, holders of Options have no rights with respect thereto other than those specifically provided herein. Promptly after the Effective Time, the Company shall file with the Commission a registration statement on Form S-8 relating to the shares of Common Stock issuable with respect to the Options assumed by the Company in accordance with this Section 2.5(b).

             SECTION 2.6 Tax Consequences. For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368(a)(2)(D) of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.


                                   ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MERGER SUB

             A. The Company hereby represents and warrants to Liberty and its stockholders that:

             SECTION  3.1  Corporate  Existence  and  Power.  The  Company  is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in each additional jurisdiction where such qualification is necessary. The Company has all requisite power and authority (corporate and otherwise) to own its properties and to carry on its business as now being conducted and is duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction in which it is required to be so licensed or so qualified, and to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Other than Merger Sub, the Company does not directly or indirectly own any equity or other ownership interest in, or any interest convertible into or exchangeable or exercisable for, any equity or similar interest in, any Person.

             SECTION 3.2 Certificate of Incorporation and By-Laws; Minute Books. The Company has delivered to Liberty true, correct and complete copies of the Certificate of Incorporation and By-laws. The Company is not in violation of any provision of either the Certificate of Incorporation or By-Laws. The minute books of the Company contain a complete summary of all actions by the directors and stockholders of the Company since the Revival Date and reflect all transactions referred to in such minutes accurately in all respects.

             SECTION 3.3 Corporate Authority. The Company has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein have been duly and validly authorized by all necessary action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement, including, without limitation, the approval and adoption of this Agreement by the holders of a majority of the issued and outstanding shares of Common Stock (other than, (i) with respect to the election of Barry Hawk and Dennis Lane to the Board of Directors of the Company, the filing with the Commission and the mailing to the stockholders of the Company a statement complying in all material respects with the requirements of Rule 14f-1 under the Exchange Act and (ii) with respect to the change in the name of the Company, the filing of the Certificate of Amendment). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Liberty, constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

            SECTION 3.4 Capitalization. (a) The Company's entire authorized capital stock consists of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. On the date of this Agreement and on the Closing Date, there will be (a) 650,000 shares of Common Stock issued and outstanding, (b) no shares of Common Stock reserved for issuance upon exercise of warrants, options or other securities convertible or exercisable into Common Stock or Preferred Stock, (c) no shares reflected on the books and records of the Company as treasury shares, and (d) no shares of Preferred Stock issued or outstanding. All of the shares of Common Stock which were issued after the Revival Date are duly authorized and validly issued, fully paid and nonassessable, and were issued in compliance with all federal and state rules and regulations governing the issuance of securities, including, without limitation, the Act, NASD, and applicable state securities laws. Schedule 3.4 attached hereto reflects the ownership of all the issued and outstanding shares of capital stock of the Company. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights. There will, on the Closing Date, be no outstanding options, warrants, rights to subscribe to, calls or commitments of any character (including, without limitation, registration rights) relating to, or securities or rights convertible into, or exercisable for, shares of capital stock of the Company, or contracts, commitments or arrangements obligating the Company to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock, other than the issuance of Common Stock at the Closing described in Schedule 3.22 attached hereto. There are no outstanding contractual obligations of the Company to repurchase, redeem, or otherwise acquire any shares or any capital stock or any other security, instrument or right to acquire any equity interest of the Company or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in the Company or any other Person. There are no agreements or understandings with respect to the voting, sale, transfer, preemptive rights, rights of first refusal, rights of first offer, proxy or registration of any shares of capital stock of the Company.

             SECTION 3.5 The Shares. When issued and delivered in accordance with this Agreement, the Shares issued hereunder will be duly authorized, validly issued and outstanding, fully paid for and non-assessable, free and clear of all Liens, and exempt from registration under the Act pursuant to
Section 4(2) thereof, and under applicable state securities and "blue sky" laws. The shares of Common Stock issuable upon the Options, when issued after the Effective Date in accordance with their terms thereof, will be duly authorized, validly issued and outstanding, fully paid for and non-assessable, free and clear of all Liens, and exempt from registration under the Act pursuant to
Section 4(2) thereof, and under applicable state securities and "blue sky" laws.

             SECTION 3.6 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not: (i) conflict with or violate the Certificate of Incorporation and By-Laws; (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or by which any of its property or asset is bound or affected; or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a breach or default), or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or assets of the Company. The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Person, including without limitation, any Governmental Entity or the stockholders of the Company, other than the approval of the Merger by the Company as the sole stockholder of Merger Sub (which approval shall be obtained prior to the Closing Date).

             SECTION 3.7 SEC Filings; Financial Statements.

                  (1) The Company has filed all forms, reports and documents required to be filed by it with the Commission between October 1979 and the date of this Agreement (such forms, reports and other documents between October 1979 and the date hereof are referred to herein, collectively, as the "SEC Reports"). The SEC Reports: (i) complied in all material respects with the requirements of the Act and the Exchange Act, as the case may be, and the rules and regulations thereunder, including, without limitation, Items 401 through 404 of Regulation S-K; and (ii) except to the extent that information contained in any SEC Reports has been revised or superseded by a later-filed SEC Report, did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  (2) The audited financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the Commission with respect thereto and have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of the Company as at the date thereof and the results of its operations and cash flows for the periods then ended. The unaudited financial statements included in any SEC Report comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, and such unaudited financial statements fairly present the financial position of the Company as at the date thereof and the results of its operations and cash flows for the periods then ended in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements included in the SEC Reports, subject to normal year-end audit adjustments. Between June 30, 1999 and the date of this Agreement, the Company has not incurred any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) which would be required to be reflected on a balance sheet, or in the notes thereto, prepared in accordance with GAAP, except for liabilities and obligations incurred in connection with this transaction which in the aggregate do not exceed $5,000.

             SECTION 3.8 Absence of Certain Changes or Events. Between March 31,
1999 and the date of this Agreement, except as contemplated by this Agreement or disclosed in the most current SEC Report of the Company prior to the date of this Agreement, the Company has not (i) conducted any business or entered into any commitment, oral or written, of any nature whatsoever, including, without limitation, with respect to its capital stock; (ii) any declaration, setting aside or payment of any dividend or distribution in respect of its capital stock or any redemption, purchase or other acquisition of any of its securities, other than the cancellation of the 150,000 and 32,094 shares of Common Stock issued to Bob Williams and John Petersen, respectively; (iii) established any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any officer or employee, or
(iv) any agreement, commitment or arrangement for the Company to do any of the foregoing actions prior to or on the Closing Date.

             SECTION 3.9 Absence of Litigation. There is no Legal Proceeding pending or, to the best knowledge of the Company, threatened against the Company, or any property or asset of the Company. Neither the Company nor any of its properties or assets is subject to any order, writ, judgment, injunction, decree, determination or award.

             SECTION 3.10 No Violation of Government Orders or Laws. There are no pending or, to the knowledge of the Company, threatened investigations, by any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality (each, a "Governmental Entity") with respect to the Company or with respect to the activities of any officer or director thereof. (i) There are no actions or proceedings pending or, to the knowledge of the Company, threatened against the Company before any court or before any Governmental Entity, (ii) there are no outstanding domestic or foreign judgments, decrees or orders against the Company, (iii) to the knowledge of the Company, the Company is not in violation of, and has not received any claim or notice that it is in violation of, any Legal Requirement or any Federal, state, local or foreign laws, statutes, rules, regulations or orders promulgated or judgments entered by any Governmental Entity; and (iv) there are no actions pending or, to the knowledge of the Company, threatened against any director or officer of the Company alleging a breach of such persons' fiduciary duties.

             SECTION 3.11 Agreements. The Company is not a party to or bound by any written, oral or implied contact, agreement, license, lease or other commitment, including, without limitation: (i) loan agreements, credit lines, promissory notes, mortgages, pledges, guarantees, security agreements, factoring agreements and other agreements relating to indebtedness for borrowed money;
(ii) real property leases; (iii) personal property leases; (iv) trademark or other Intellectual Property licenses; (v) employment, management, or severance agreements; (vi) contracts or other agreements to undertake capital expenditures or to acquire any property; (vii) pledges, guarantees, contracts or other agreements to loan money or to extend credit; (viii) contracts or other agreements which would restrict the Company from issuing the Shares; (ix) contracts or other agreements involving any consultant or other Person who acts for or on behalf of the Company; (x) contracts or other agreements involving the sale of any of the assets or properties or the grant to any person of any preferential right to purchase any of the assets or properties of the Company, or any letter of intent or other arrangement regarding the issuance of any capital stock, or securities convertible into, any capital stock of the Company;
(xi) contracts or other agreements pursuant to which the Company agrees to share or otherwise indemnify the tax liability of any party; (xii) contracts or other agreements or arrangements between the Company and any of its officers, directors, agents (including legal counsel and accountants) or affiliates; or
(xiii) contracts or agreements pursuant to which there is either a current or future obligation to make any payments or other commitments to any party or related group of parties.

             SECTION 3.12 Tax Matters.

                  (1) (1) Since the Revival Date, the Company has (x) duly filed (or there has been filed on its behalf) with the appropriate governmental authorities all Tax Returns required to be filed by it, and all such Tax Returns are true, correct and complete and (y) timely paid (or there has been paid on its behalf) all Taxes due or claimed to be due from it by any taxing authority;

                        (2) The reserves for current Taxes (determined in accordance with GAAP consistently applied) reflected in the financial statements in the SEC Reports are adequate for the payment of all Taxes incurred or which may be incurred by the Company through the date thereof. Since the date of the balance sheet of the Company including in the Company=s Form 10-QSB filed for the quarter ended June 30, 1999 (the "Balance Sheet Date"), the Company has not incurred any liability for Taxes;

                        (3)   Since  the   Revival   Date,   the  Company  has
complied in all respects with all applicable Legal Requirements relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Legal Requirements) and has, within the time and manner prescribed by any Legal Requirements, withheld and paid over to the proper governmental authorities all amounts required to be withheld and paid over under all applicable Legal Requirements;

                        (4) There are no Liens for Taxes upon the assets or properties of any of the Company except for statutory liens for Taxes not yet due;

                        (5) There are no outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns of any of the Company;

                        (6) The Company has not requested an extension of time within which to file any Tax Return in respect of any taxable year, which Tax Return has not since been filed;

                        (7) To the knowledge of the Company, no federal, state, local or foreign audits or other administrative proceedings have formally commenced or are presently pending with regard to any Taxes or Tax Returns of or including the Company, and no notification has been received by either the Company that such an audit or other proceeding is pending or threatened with respect to any Taxes due from or with respect to the Company or any Tax Return filed by or with respect to the Company;

                        (8) The Company has not changed any method of accounting, received a ruling from any taxing authority or signed an agreement with any taxing authority which would have an adverse effect on the Company;

                        (9) No deficiency for any Tax has been assessed with respect to the Company which has not been paid in full;

                        (10) The Company has no obligation under any Tax sharing agreement or similar contract or arrangement or has a potential liability or obligation to any Person as a result of, or pursuant to, any such agreement, contract or arrangement (other than customary agreements to indemnify lenders or security holders) with respect to Taxes other than of the Company;

                        (11) The Company is not a party to any agreement, plan, contract or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code;

                        (12) Since the Revival Date, no jurisdiction where the Company does not file a Tax Return has made a claim that the Company is required to file a Tax Return for such jurisdiction;

                        (13) No power of attorney which is currently in force has been granted by or with respect to the Company with respect to any matter relating to Taxes; and

                        (14) Since the Revival Date, no closing agreement pursuant to Section 7121 of the Code (or any predecessor provision) or any similar provision of Legal Requirement has been entered into by or with respect to the Company.

                  (2) The Company has previously delivered or made available to Liberty, complete and accurate copies of each of: (x) all audit reports, letter rulings, technical advice memoranda relating to United States federal, state, local and foreign Taxes due from or with respect to the Company, (y) United States federal Tax Returns, and those state, local or foreign Tax Returns filed by the Company for the Calendar Years ended December 31, 1996, 1997 and 1998, and (z) any closing agreements entered into by the Company with any taxing authority in each case existing on the date hereof. The Company will deliver or make available to Liberty all materials with respect to the foregoing for all matters arising after the date hereof.

             SECTION 3.13 Employee Benefit Plans. The Company does not have any employees, consultants, subcontractors, agents or Persons to which it owns compensation of any nature whatsoever. Accordingly, the Company does not have any deferred compensation or other bonus or other incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement; severance or termination pay, medical, surgical, hospitalization, life insurance and other "welfare" plan, fund or program (within the meaning of Section 3(l) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")).

             SECTION III.14 Employment Agreements. There are no employment, consulting, severance or indemnification contracts or agreements between the Company, on the one hand, and any other Person, director, officer or other employee of the Company, on the other hand.

             SECTION 3.15 Insurance. The Company does not have any insurance policies of any kind, including directors' and officers' liability insurance, maintained by or for the direct or indirect benefit of the Company.

             SECTION 3.16 Intellectual Property and Related Contracts. The Company does not own or license any trademarks (including common law names and marks and federally registered names and marks), trade names, service names, copyrights, patents, technology, know-how and processes (collectively, "Intellectual Property") or any computer software, computer firmware, computer hardware (whether general or special purpose) or other similar or related items of automated, computerized or software systems.

             SECTION 3.17 Absence of Undisclosed Liabilities. The Company does not have any liabilities (whether absolute, accrued or contingent) required to be disclosed on a balance sheet prepared in accordance with GAAP.

             SECTION 3.18 Changes. Since the date of the filing of the Company=s 1998 Form 10-KSB for its fiscal year ended December 31, 1998 except (i) as set forth in the SEC Reports or (iii) as otherwise provided by this Agreement:

                  (1)   there  has  been  no  change   in  the   business   or
operations of the Company;

                  (2) except as permitted by this Agreement, there has been no direct or indirect redemption, purchase or other acquisition of any shares of Company capital stock, or any declaration, setting aside or payment of any dividend or other distribution by the Company in respect of its capital stock, or any issuance of any shares of capital stock of the Company (other than pursuant to the exercise of options and warrants pursuant to their terms), or any grant to any Person of any option to purchase or other right to acquire shares of capital stock of the Company or any stock split or other change in the Company's capitalization;

                  (3) the Company has not entered into or agreed to enter into any contract or other arrangement with any of its officers, directors, contractors, agents or representatives or otherwise paid any compensation thereto;

                  (4) the Company has not (i) entered into any bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance or other benefit plan or (ii) made any contribution to any such plan; and

                  (5) the Company has not made any change in accounting methods, principles or practices affecting its assets, liabilities or business.

             SECTION 3.19 Real Property and Leases. The Company does not (i) have title to any properties or assets, (ii) own or lease any real property, or
(iii) own, lease or have the legal right to use any property or assets.

             SECTION 3.20 Merger Sub. Merger Sub has been formed for the sole purpose of effectuating the Merger. Accordingly, Merger Sub has no assets, liabilities, obligations, commitments, management, operations or function, other than as specifically provided for in this Agreement.

             SECTION 3.21 State Takeover Statutes. The Board of Directors of the Company has approved this Agreement and the consummation of the transactions contemplated hereby and such approval constitutes approval of such transactions by the Board of Directors of the Company under the provisions of Section 203 of the DGCL such that Section 203 of the DGCL does not restrict the transactions contemplated hereby.

             SECTION 3.22 Brokers. Except as set forth in Schedule 3.22, no broker, investment banker, financial advisor or other Person is entitled to any broker=s, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of the Company.

             SECTION 3.23 Disclosure. Neither this Agreement nor any certificates, instruments or other documents delivered by the Company or Merger Sub or its representatives to Liberty and its representatives in connection with this Agreement or the transactions contemplated hereby, contains any untrue statement of a fact or omits to state a fact required to be contained herein or therein or necessary in order to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

             B. Merger Sub hereby represents to Liberty and its stockholders that:

             SECTION 3.24 Merger Sub. Merger Sub has been formed for the sole purpose of effectuating the Merger. Accordingly, Merger Sub has no assets, liabilities, obligations, commitments, management, operations or function, other than as specifically provided for in this Agreement.

             SECTION 3.25 Activities. Since the date of its incorporation, Merger Sub has not engaged in any activities other than the execution of this Agreement and Merger Sub will not engage in any activities other than those in connection with or as contemplated by this Agreement.

             SECTION 3.26 Capital Stock. Merger Sub=s entire authorized capital stock consists of 3,000, $0.01 shares of common stock. On the date of this Agreement and on the Closing Date, there will be (a) 100 shares of common stock issued and outstanding, all of which shall be solely owned by the Company, (b) no shares of common stock reserved for issuance upon exercise of warrants, options or other securities convertible or exercisable into common stock or preferred stock, (c) no shares reflected on the books and records of Merger Sub as treasury shares, and (d) no shares of preferred stock issued or outstanding. All of the outstanding shares of common stock of Merger Sub are duly authorized and validly issued, fully paid and nonassessable, and were issued in compliance with all federal and state rules and regulations governing the issuance of securities, including, without limitation, the Act, NASD, and applicable state securities laws. There will, on the Closing Date, be no outstanding options, warrants, rights to subscribe to, calls or commitments of any character (including, without limitation, registration rights) relating to, or securities or rights convertible into, or exercisable for, shares of capital stock of Merger Sub, or contracts, commitments or arrangements obligating Merger Sub to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock. There are no outstanding contractual obligations of Merger Sub to repurchase, redeem, or otherwise acquire any shares or any capital stock or any other security, instrument or right to acquire equity interest in Merger Sub or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in Merger Sub or any other Person. There are no agreements or understandings with respect to the voting, sale, transfer, preemptive rights, rights of first refusal, rights of first offer, proxy or registration of any shares of capital stock of Merger Sub.

                                   ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF LIBERTY

             Liberty hereby represents and warrants to the Company and Merger Sub that:

             SECTION 4.1 Corporate Existence and Power. Liberty is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in each additional jurisdiction where such qualification is necessary. Liberty has all requisite power and authority (corporate and otherwise) to own its properties and to carry on its business as now being conducted and is duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction in which it is required to be so licensed or so qualified, and to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Liberty does not directly or indirectly own any equity or other ownership interest in, or any interest convertible into or exchangeable or exercisable for, any equity or similar interest in, any Person.

             SECTION 4.2 Certificate of Incorporation and Bylaws; Minute Books. Liberty has delivered to the Company true, correct and complete copies of the certificate of incorporation and bylaws of Liberty. Liberty is not in violation of any provision of either its certificate of incorporation or bylaws. The minute books of Liberty contain a complete summary of all actions by the directors and stockholders of Liberty and reflect all transactions referred to in such minutes accurately in all respects.

             SECTION 4.3 Corporate Authority. Liberty has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Liberty and the consummation by Liberty of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Liberty are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement, including, without limitation, the approval and adoption of this Agreement by the holders of a majority of the issued and outstanding shares of common stock of Liberty. This Agreement has been duly and validly executed and delivered by Liberty and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of Liberty enforceable against Liberty in accordance with its terms.

             SECTION 4.4 Capitalization. Liberty's entire authorized capital stock consists of 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. On the date of this Agreement and on the Closing Date, there will be (a) 3,304,500 shares of common stock issued and outstanding, (b) no shares of common stock reserved for issuance upon exercise of warrants, options or other securities convertible or exercisable into common stock or preferred stock except pursuant to the Options, (c) no shares reflected on the books and records of Liberty as treasury shares, and (d) no shares of preferred stock issued or outstanding. All of the outstanding shares of common stock are duly authorized and validly issued, fully paid and nonassessable, and were issued in compliance with all federal and state rules and regulations governing the issuance of securities, including, without limitation, the Act, NASD, and applicable state securities laws. The shares of common stock are owned by Willow Road Trust, Crafton Road Trust, Steel II Trust, Haines City Trust, Potomac River Trust, Great Falls Trust, George and Esther Mayer and Herschey and Diane Hawk. None of the outstanding shares of common stock were issued in violation of any preemptive rights. There will, on the Closing Date, be no outstanding options, warrants, rights to subscribe to, calls or commitments of any character (including, without limitation, registration rights) relating to, or securities or rights convertible into, or exercisable for, shares of capital stock of Liberty, or contracts, commitments or arrangements obligating Liberty to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock, other than the Options. There are no outstanding contractual obligations of Liberty to repurchase, redeem, or otherwise acquire any shares or any capital stock or any other security, instrument or right to acquire any equity interest of Liberty or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in Liberty or any other Person. There are no agreements or understandings with respect to the voting, sale, transfer, preemptive rights, rights of first refusal, rights of first offer, proxy or registration of any shares of capital stock of Liberty.

             SECTION 4.5 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by Liberty do not, and the performance of this Agreement by Liberty will not: (i) conflict with or violate any of the certificate of incorporation and by-laws of Liberty; (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Liberty or by which any property or asset of Liberty is bound or affected; or
(iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Liberty. The execution and delivery of this Agreement by Liberty does not, and the performance of this Agreement by Liberty will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Person, including without limitation, any Governmental Entity, which will not be obtained prior to the Closing Date.

             SECTION 4.6 Financial Statements. Since Liberty was incorporated in June 1999 and it has no assets or operations, there are no financial statements of Liberty between June 30, 1999 and the date of this Agreement. Liberty has not incurred any liability or obligation of any nature (where accrued, absolute, contingent or otherwise) which would be required to be reflected on a balance sheet, or in the notes thereto, prepared in accordance with GAAP, except for liabilities and obligations incurred in connection with this transaction which in the aggregate do not exceed $5,000.

             SECTION 4.7 Absence of Certain Changes or Events. Between June 1999 and the date of this Agreement, except as contemplated by this Agreement, other than the Employment Agreements and Options, Liberty has not (i) conducted any business or entered into any commitment, oral or written, or any nature whatsoever, including, without limitation, with respect to its capital stock,
(ii) any declaration, setting aside or payment of any dividend or distribution in respect of its capital stock or any redemption, purchase or other acquisition of any of its securities; (iii) established any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any officer or employee, or (iv) any agreement, commitment or arrangement for Liberty to do any of the foregoing actions prior to or on the Closing Date.

             SECTION 4.8  Absence of  Litigation.  There is no Legal  Proceeding
pending or, to the best knowledge of Liberty, threatened against Liberty, or any property or asset of Liberty. Neither Liberty nor any property or asset of Liberty is subject to any order, writ, judgment, injunction, decree, determination or award.

             SECTION 4.9 No Violation of Government Orders or Laws. There are no pending or, to the knowledge of Liberty, threatened investigations, by any Governmental Entity with respect to Liberty or with respect to the activities of any officer or director thereof. (i) There are no actions or proceedings pending or, to the knowledge of Liberty, threatened against Liberty before any court or before any Governmental Entity, (ii) there are no outstanding domestic or foreign judgments, decrees or orders against Liberty, (iii) to the knowledge of Liberty, Liberty is not in violation of, and has not received any claim or notice that it is in violation of, any Legal Requirement or any Federal, state, local or foreign laws, statutes, rules, regulations or orders promulgated or judgments entered by any Governmental Entity; and (iv) there are no actions pending or, to the knowledge of Liberty, threatened against any director or officer of Liberty alleging a breach of such persons= fiduciary duties.

             SECTION 4.10 Agreements. Other than the Employment Agreements and Options, Liberty is not a party to or bound by any written, oral or implied contact, agreement, license, lease or other commitment, including, without limitation: (i) loan agreements, credit lines, promissory notes, mortgages, pledges, guarantees, security agreements, factoring agreements and other agreements relating to indebtedness for borrowed money; (ii) real property leases; (iii) personal property leases; (iv) trademark or other Intellectual Property licenses; (v) employment, management, or severance agreements; (vi) contracts or other agreements to undertake capital expenditures or to acquire any property; (vii) pledges, guarantees, contracts or other agreements to loan money or to extend credit; (viii) contracts or other agreements which would restrict Liberty from issuing the Shares; (ix) contracts or other agreements involving any consultant or other Person who acts for or on behalf of Liberty;
(x) contracts or other agreements involving the sale of any of the assets or properties or the grant to any person or any preferential right to purchase any of the assets or properties of Liberty, or any letter of intent or other arrangement regarding the issuance of any capital stock, or securities convertible into, any capital stock of either Liberty; (xi) contracts or other agreements pursuant to which Liberty agrees to share or otherwise indemnify the tax liability or any party; (xii) contracts or other agreements or arrangements between Liberty, and any of its respective officers, directors, agents (including legal counsel and accountants) or affiliates; or (xiii) contracts or agreements pursuant to which there is either a current or future obligation to make any payments or other commitments to any party or related group of parties.

             SECTION 4.11 Tax Matters.

             (1) (1) Liberty has (x) duly and timely filed (or there has been filed on its behalf) with the appropriate governmental authorities all tax Returns required to be filed by it, and all such tax Returns are true, correct and complete and (y) timely paid (or there has been paid on its behalf ) all Taxes due or claimed to be due from it by any taxing authority;

                  (2) Liberty has complied in all respects with all applicable Legal Requirements relating to the payment and withholding of Taxes (including without the Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Legal Requirements) and has, within the time and manner prescribed by any Legal Requirements, withheld and paid over to the proper governmental authorities all amounts required to be withheld and paid over under all applicable Legal Requirements;

                  (3) There are no Liens for Taxes upon the assets or properties of any of Liberty except for statutory liens for Taxes not yet due;

                  (4) There are no outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns of any of Liberty;

                  (5) Liberty has not requested an extension of time within which to file any Tax Return in respect of any taxable year, which Tax Return has not since been filed;

                  (6) To Liberty=s knowledge, no federal, state, local or foreign audits or other administrative proceedings have formally commenced or are presently pending with regard to any Taxes or Tax Returns of or including Liberty, and no notification has been received by either Liberty that such an audit or other proceeding is pending or threatened with respect to any Taxes due from or with respect to Liberty or any Tax Return filed by or with respect to Liberty;

                  (7) Liberty has not changed any method of accounting, received a ruling from any taxing authority or signed an agreement with any taxing authority which would have an adverse effect on Liberty;

                  (8) No deficiency for any Tax has been assessed with respect to Liberty which has not been paid in full;

                  (9) Liberty has no obligation under any Tax sharing agreement or similar contract or arrangement or has a potential liability or obligation to any Person as a result of, or pursuant to, any such agreement, contract or arrangement (other than customary agreements to indemnify lenders or security holders) with respect to Taxes other than of Liberty;

                  (10) No jurisdiction where Liberty does not file a Tax Return has made a claim that Liberty is required to file a Tax Return for such jurisdiction;

                  (11) No power of attorney which is currently in force has been granted by or with respect to Liberty with respect to any matter relating to Taxes; and

                  (12) No closing agreement pursuant to Section 7121 of the Code (or any predecessor provision) or any similar provision of Legal Requirement has been entered into by or with respect to Liberty.

             SECTION 4.12 Employee Benefit Plans. Liberty does not have any employees, consultants, subcontractors, agents or Persons to which it owns compensation of any nature whatsoever other than Barry Hawk and Dennis Lane. Accordingly, Liberty does not have any deferred compensation or other bonus or other incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement; severance or termination pay, medical, surgical, hospitalization, life insurance and other "welfare" plan, fund or program (within the meaning of Section 3(1) of ERISA other than as contemplated by the Employment Agreements and Options.

             SECTION 4.13 Employment Agreements. Other than the Employment Agreements, there are no employment, consulting, severance or indemnification contracts or agreements between Liberty, on the one hand, and any other Person, director, officer or other employee of Liberty, on the other hand.

             SECTION 4.14 Insurance. Liberty does not have any insurance policies of any kind, including directors= and officers= liability insurance, maintained by or for the direct or indirect benefit of Liberty.

             SECTION 4.15 Intellectual Property and Related Contracts. Liberty does not own or license any Intellectual Property or any computer software, computer firmware, computer hardware (whether general or special purpose) or other similar or related items of automated, computerized or software systems.

             SECTION 4.16 Absence of Undisclosed Liabilities. Liberty does not have any liabilities (whether absolute, accrued or contingent) required to be disclosed on a balance sheet prepared in accordance with GAAP.

            SECTION 4.17 Changes. Since June 1999, except as otherwise provided by this Agreement, the Employment Agreements and Options:

             (1) there has been no change in the business or operations of Liberty;

             (2) except as permitted by this Agreement, there has been no direct or indirect redemption, purchase or other acquisition of any shares of Company capital stock, or any declaration, setting aside or payment of any dividend or other distribution by Liberty in respect of its capital stock, or any issue of any shares of capital stock of Liberty (other than pursuant to the exercise of options and warrants pursuant to their terms), or any grant to any Person of any option to purchase or other right to acquire shares of capital stock of Liberty or any stock split or other change in Liberty=s capitalization;

             (3) Liberty has not entered into or agreed to enter into any contract or other arrangement with any of its officers, directors, contractors, agents or representatives or otherwise paid any compensation thereto;

             (4) Liberty has not (i) entered into any bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance or other benefit plan or (ii) made any contribution to any such plan; and

             (5) Liberty has not made any change in accounting methods, principles or practices affecting its assets, liabilities or business.

             SECTION 4.18 Real Property and Leases. Liberty does not (i) hold title to any real properties or assets, (ii) own or lease any real property, or
(iii) own, lease or have the legal right to use any real property or assets.

             SECTION 4.19 State Takeover Statutes. The Board of Directors of Liberty has approved this Agreement and the consummation of the transactions contemplated hereby and such approval constitutes approval of such transactions by the Board of Directors of Liberty under the provisions of Section 203 of the DGCL such that Section 203 of the DGCL does not restrict the transactions contemplated hereby.

             SECTION 4.20 Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker=s, finder=s, financial advisor=s or other similar fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of Liberty.

            SECTION 4.21 Disclosure. Neither this Agreement nor any certificates, instruments or other documents delivered by Liberty or its representatives to Liberty and its representatives in connection with this Agreement or the transactions contemplated hereby, contains any untrue statement of a fact or omits to state a fact required to be contained herein or therein or necessary in order to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.


                                    ARTICLE V
                         CONDITIONS PRECEDENT TO CLOSING

             SECTION 5.1 Conditions Precedent to Obligations of Liberty. The obligations of Liberty hereunder are subject to the satisfaction of the following conditions on or before the Closing Date:

                  (1) The representations and warranties made by the Company and Merger Sub herein shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except where the specific representation or warranty by its terms applies to an earlier date).

                  (2) The Company and Merger Sub shall have performed and complied in all respects with all covenants, agreements and conditions set forth herein which are required to be performed or complied with by it on or prior to Closing Date.

                  (3) The purchase of and exchange for the Shares to be issued by the Company hereunder shall not (i) be prohibited by any applicable law or governmental regulation (including without limitation Regulation S, T, U or X of the Board of Governors of the Federal Reserve System), (ii) subject the stockholders of Liberty to any penalty or other condition pursuant to any applicable law or governmental regulation, (iii) be prohibited by the laws or regulations of any jurisdiction to which it is subject or (iv) be permanently enjoined at the Closing Date.

                  (4) All authorizations, consents, approvals, permits and licenses and filings with, by or in respect of any Governmental Entity required to be taken, given or obtained that are necessary in connection with the transactions contemplated herein and in the other documents related hereto, shall have been taken, given or obtained, be in full force and effect and not be subject to any pending proceedings or appeals, administrative, judicial or otherwise.

                  (5) All consents and approvals to be obtained by the Company or Merger Sub from third parties (including licensors, lessors and others) hereto that are necessary in connection with the transactions contemplated herein and in the other documents related hereto, shall have been given or obtained and be in full force and effect.

                  (6) Liberty and its representatives shall have completed their due diligence of the Company to its satisfaction, which for the avoidance of any doubt shall be in its sole and absolute discretion.

                  (7) On or before the Closing Date, Liberty and/or its stockholders shall have received all of the following from the Company in form and substance satisfactory to them:

                        (1) Certificates representing the Shares shall be issued
                  in the name of Willow Road Trust, Crafton Road Trust, Steel II Trust, Haynes City Trust, Potomac River Trust and Great Falls Trust;

                        (2) Certificate of the President of the Company dated as
                  of the date of Closing  certifying  (A) as to the  accuracy of
                  Section 5.1 (a) and (b) above; (B) as to the Certificate of Incorporation, recently certified by the Secretary of State of Delaware as duly filed and currently in full force and effect;
                  (C) as to the By-Laws; (D) absence of amendments to the Certificate of Incorporation and By-laws since the date of the last amendment shown on the official evidence as to filed constituent documents furnished pursuant to (vi) below; (E) resolutions, of the board of directors of the Company duly authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection with this Agreement to which it is a party, including without limitation, the Section 253 Merger Certificate and the Indemnification Agreements referred to in Section (g)(viii) below, and the absence of other resolutions relating thereto; and (F) the incumbency and signature of the individuals authorized to execute and deliver documents on the Company's behalf;

                        (3) Certificate of the President of the Merger Sub dated
                  as of the date of Closing certifying (A) as to the accuracy of
                  Section 5.1 (a) and (b) above; (B) as to its certificate of incorporation, recently certified by the Secretary of State of Delaware as duly filed and currently in full force and effect;
                  (C) as to its by-laws; (D) absence of amendments to such certificate of incorporation and by-laws since the date of the last amendment shown on the official evidence as to filed constituent documents furnished pursuant to (vi) below; (E) resolutions, of the board of directors of the Merger Sub duly authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection with this Agreement to which it is a party and absence of other resolutions relating thereto; and (F) the incumbency and signature of the individuals authorized to execute and deliver documents on the Merger Sub's behalf;

                        (4) Resignation of the current officers and directors of
                  the Company and Merger Sub (as evidenced by letters of resignation of such persons delivered at the Closing), and the due election of Dennis Lane and Barry Hawk as replacement members of the Board of Directors of the Company and Merger Sub and as Chairman and President, respectively, of the Company and Merger Sub; provided, however, that (y) the term of office of Dennis Lane and Barry Hawk as directors of the Company will become effective ten (10) days after mailing to the Commission and the stockholders of the Company a statement in compliance with Rule 14f-1 under the Exchange Act and (z) the resignation of Sally A. Fonner as the sole director of the Company shall be effective only upon the expiration of said ten-day period;

                        (5) The Lock-up Letters, executed by each of Art Beroff,
                  John Petersen, Lawrence Kravitz, Maoz Goldstein, Michael Manion, Michael Weber, Peter Bird, Rachel Fefer, Robert Williams and Sally Fonner, in the form attached hereto as Exhibit C;

                        (6) Official evidence dated no more than three days prior to the Closing Date from appropriate governmental authorities of appropriate domestic jurisdictions for the Company and Merger Sub as to constituent documents on file, good standing, payment of franchise taxes and qualification to do business of the Company and Merger Sub, as the case may be;

                        (7) The Escrow Agreement,  duly executed by Capston,  in
                  the form attached hereto as Exhibit D;

                        (8) The  Indemnification  Agreement duly executed by the
                  Company in favor of Barry Hawk and Dennis Lane, in the form attached hereto as Exhibit E;

                        (9) The Certificate of Merger and the Section 253 Merger
                  Certificate, duly prepared and executed in proper form for filing with the Secretary of State of the State of Delaware; and

                        (10) An opinion addressed to Liberty and its stockholders and dated the Closing Date of Stradley Ronon LLP, counsel to the Company, with respect to certain corporate matters and substantially in the form of Exhibit F attached hereto.

                  (8) There shall not have occurred (1) any general suspension of trading in, or limitation on prices for, securities on the NASD for a period in excess of two Business Days (excluding suspension or limitation resulting solely from physical damage or interference with such exchanges or related to market conditions), (2) a declaration of a banking moratorium or any suspension of payments, lending or the extension of credit generally in respect of banks in the United States (whether or not mandatory), (3) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Index of 500 Industrial Companies by an amount in excess of 25% measured from the close of business on the date hereof or (4) in the case of any of the foregoing existing at the time of the execution hereof, a material acceleration or worsening thereof.

            SECTION 5.2 Conditions Precedent to Obligations of the Company and Merger Sub. The obligations of the Company and Merger Sub hereunder are subject to the satisfaction of the following conditions on or before the Closing Date:

                  (1) The representations and warranties made by Liberty herein shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of the Closing Date (except where the specific representation or warranty by its terms applies to an earlier date).

                  (2) Liberty shall have performed and complied in all respects with all covenants, agreements and conditions set forth herein which are required to be performed or complied with by it on or prior to the Closing Date.

                  (3) The purchase of and payment for the Shares hereunder shall not (i) be prohibited by any applicable law or governmental regulation (including without limitation Regulation S, T, U or X of the Board of Governors of the Federal Reserve System), (ii) be prohibited by the laws or regulations of any jurisdiction to which the Company is subject or (iii) be permanently enjoined at the Closing Date.

                  (4) All authorizations, consents, approvals, permits and licenses and filings with, by or in respect of any federal, state, local or foreign governmental authority, agency, court or other body required to be taken, given or obtained that are necessary in connection with the transactions contemplated herein and in the other documents related hereto, shall have been taken, given or obtained, be in full force and effect and not be subject to any pending proceedings or appeals, administrative, judicial or otherwise.

                  (5) All consents and approvals to be obtained by Liberty from third parties (including licensors, lessors and others) that are necessary in connection with the transactions contemplated herein and in the other documents related hereto, shall have been given or obtained and be in full force and effect.

                  (6) On or before the Closing Date, the Company shall have received all of the following from Liberty in form and substance satisfactory to the Company:

                        (1) Certificates representing all the issued and outstanding share capital of Liberty;

                        (2) a Certificate of the President of Liberty,  dated as
                  of the date of Closing  certifying  (A) as to the  accuracy of
                  Section 5.2(a) and (b); (B) the certificate of incorporation of Liberty, recently certified by the Secretary of State of Delaware as duly filed and currently in full force and effect;
                  (C) by-laws of Liberty; (D) absence of amendments to constituent documents of such person (in the case of any such documents of such person filed with a governmental authority, since the date of the last amendment shown on the official evidence as to filed constituent documents finished pursuant to (iv) below; (E) resolutions, of the board of directors and stockholders of Liberty duly authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection with this Agreement to which it is a party and absence of other resolutions relating thereto; and (F) the incumbency and signature of the individuals authorized to execute and deliver documents on such person=s behalf;

                        (3)  The   Investment   Agreements   from  each  of  the
                  stockholders of Liberty in the form of Exhibit G attached hereto; and

                        (4)  Official  evidence  dated no more than  three  days
                  prior to the Closing Date evidence from appropriate governmental authorities of appropriate domestic jurisdictions for Liberty as to constituent documents on file, good standing, payment of franchise taxes and qualification to do business of Liberty; and

                        (5) Payment in full in  immediately  available  funds of
                  the balance of the expense  allowance  contemplated in Section
                  7.5 by certified check or money order or wire transfer to the Company=s account at First Union National Bank ABA No. 063000021; Account No. 2090001541712.


                                   ARTICLE VI
                   COVENANTS RELATING TO CONDUCT OF BUSINESS

             SECTION 6.1 Forbearance. During the period from the date of this Agreement to the Closing Date, neither the Company nor the Merger Sub shall, without the prior written consent of Liberty:

                  (1) adjust, split, combine or reclassify any of its capital stock; make, declare or pay any dividend or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock; issue, deliver or sell any shares of its capital stock or any securities convertible into or exercisable for, or any rights, options or warrants to acquire, any such shares or securities (whether for cash or property), except for the cancellation of 150,000 and 32,094 shares of Common Stock currently held by Bob Williams and John Petersen, respectively;

                  (2) sell, lease, transfer, or otherwise dispose of, any of its properties or assets;

                  (3) incur or assume any liabilities or incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person;

                  (4) make any acquisition or investment either by purchase of stock or securities, merger or consolidation, contributions to capital, property transfers, or purchases of any property or assets of any other Person;

                  (5) compensate in any manner any of its employees, agents or representatives or pay any bonus, pension or retirement allowance to any employee or become a party to, amend or commit itself to any pension, retirement, profit-sharing or welfare benefit plan or agreement or employment agreement with or for the benefit of any employee or accelerate the vesting of any stock options or other stock-based compensation;

                  (6) except as otherwise permitted elsewhere in this Section 6.1, engage or participate in any transaction or incur or sustain any obligation;

                  (7)   settle or commence any Legal Proceeding;

                  (8)   amend the Certificate of Incorporation or By-Laws;

                  (9) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any respect at any time prior to the Closing Date, or in any of the conditions to the transactions contemplated hereby set forth in Article V not being satisfied or in violation of any provision of this Agreement;

                  (10)   enter into any agreement or perform any  transaction;
or

                  (11) agree to, or make any commitment to, take any of the actions prohibited by this Section 6.1.

             SECTION 6.2 Obligations of Merger Sub. The Company shall take any and all action necessary to (i) cause Merger Sub to perform its obligations under this Agreement and (ii) to ensure that Merger Sub takes no action other than activities necessary in connection with the Merger.

                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

             SECTION 7.1 Access to Information.

                  (1) Upon reasonable notice, the Company shall afford to the representatives of Liberty during normal business hours during the period prior to the Closing Date, access to all its properties, books, contracts, commitments and records, and to its officers, employees, accountants, counsel and other representatives and, during such period, the Company shall make available to the other party all information concerning their business, properties and personnel as such other party may reasonably request. The Company shall not be required to provide access to or to disclose information where such access or disclosure would, in the opinion of such counsel, waive the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, or decree. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

                  (2) All confidential information furnished by the Company to Liberty pursuant to this Agreement (the "Confidential Information") shall be treated as the sole property of the Company and, if this Agreement shall be terminated, Liberty shall upon request promptly return to the Company all of such written information. Each party hereto receiving Confidential Information shall keep confidential all such information, will use such information solely for the purpose of evaluating the transactions contemplated by this Agreement and shall not directly or indirectly use such information for any competitive or other commercial purpose.

                  (3) The obligation to keep Confidential Information as such shall not apply to (i) any information which (A) was already in the receiving party=s possession on a non-confidential basis prior to the disclosure thereof by the furnishing party, (B) was then generally known to the public other than as a result of disclosure by the receiving party in violation of the provisions hereof, or (C) was disclosed to the receiving party by a third party not bound by any obligation of confidentiality or (ii) disclosures made as required by law. If the receiving party is requested or required (by oral question or request for information or documents in legal proceedings, interrogatories, subpoena, civil investigative demand or similar process) to disclose any information concerning the receiving party, the receiving party will promptly notify the furnishing party of such request or requirement so that the furnishing party may seek an appropriate protective order and/or waive the receiving party=s compliance with the provisions or this Agreement. It is further agreed that, if in the absence of a protective order or the receipt of a waiver hereunder the receiving party is nonetheless, in the opinion of counsel, compelled to disclose information concerning the furnishing party to any tribunal or governmental body or agency or else stand liable for contempt or suffer other censure or penalty, the receiving party may disclose such information to such tribunal or governmental body or agency to the extent necessary to comply with such order as advised by counsel without liability hereunder.

                  (4) Each receiving party understands and agrees that the furnishing party will suffer immediate, irreparable harm in the event such receiving party fails to comply with any of its obligations of confidentiality under this Agreement, that monetary damages will be inadequate to compensate the furnishing party for such breach and that such furnishing party shall be entitled to specific performance as a remedy for any such breach without the necessity of posting a bond or proving special damages. Such remedy shall not be deemed to be the exclusive remedy in the event of breach of this Agreement by any receiving party, but shall be in addition to all other remedies available to the furnishing party at law or in equity.

                  (5) No investigation by either of the parties or their respective representatives shall affect the representations, warranties, covenants or agreements of the other set forth herein. No representations or warranties are made by the Company, Liberty, or any affiliate thereof except as expressly set forth in this Agreement and the Schedules hereto.

            SECTION 7.2 Legal Conditions to Transactions. Subject to the terms and conditions of this Agreement, each of the Company and Liberty shall use their reasonable good faith efforts (i) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party with respect to the transactions contemplated hereby and, subject to the conditions set forth in Article V hereof, to consummate the transactions contemplated by this Agreement and (ii) to obtain (and to cooperate with the other parties to obtain) any consent, authorization, order or approval of, or any exemption by, any third party(including any governmental agency) which is required to be obtained by the Company or Liberty in connection with the transactions contemplated by this Agreement.

            SECTION 7.3 Further Assurances. In case at any time after the Closing Date any further action, or the execution and delivery of any additional documents or instruments, is necessary or desirable to carry out the purposes of this Agreement, the parties hereto shall take such actions and execute and deliver such additional documents and instruments as may be reasonably requested by the other party hereto.

             SECTION 7.4 Advice of Changes. Each of the parties hereto shall promptly advise the other parties hereto of any change or event which, individually or in the aggregate with other such changes or events, would or would be reasonably likely to cause or constitute a breach of any of its representations, warranties or covenants contained herein. From time to time prior to the Closing, each party hereto shall promptly supplement or amend the disclosure schedules attached hereto relating to such party, to reflect any matter which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such disclosure schedules or which is necessary to correct any information in such disclosure schedules which has been rendered inaccurate thereby. No supplement or amendment to such disclosure schedules shall have any effect for the purpose of determining the accuracy of any party=s representations and warranties contained herein, the satisfaction of any of the conditions in Article V hereof, or the compliance by any party with its covenants or agreements contained herein.

             SECTION 7.5 Transaction Expenses.  Each party hereto shall bear its own expenses relating to the transactions contemplated hereby, including all fees of their counsel and accountants, whether or not the transaction is consummated; provided that upon the Closing, Liberty shall pay to Capston Network Company, a Delaware corporation ("Capston"), a non-accountable expense allowance in the amount of the balance of the $175,000 (which is in addition to the $25,000 Liberty has already paid Capston prior to the date hereof) not paid to Capston prior to the Closing Date. Said non-accountable expense allowance in the amount of $200,000 is to reimburse Capston for a portion of its out-of-pocket expenses, including legal, accounting and other professional fees advanced or to be paid by Capston in connection with the restoration of the Company=s corporate charter, the filing of the Company=s reports, proxy statements and other documents with the Commission and the other expenses associated with the maintenance of the Company as a current reporting company pursuant to the Exchange Act.

            SECTION 7.6 Public Announcements. None of the parties hereto shall make any announcement or disclosure of the transactions contemplated hereby without the prior consent of the other.

             SECTION 7.7 Transfer and Similar Taxes. Notwithstanding any other provision of this Agreement to the contrary, the Company shall assume and promptly pay all sales, use, privilege, transfer, documentary, gains, stamp, duties, recording and similar Taxes and fees (including any penalties, interest or additions) imposed upon any party incurred in connection with the transactions contemplated by this Agreement (collectively, the "Transfer Taxes"), and the Company shall, at its own expense, procure any stock transfer stamps required by, and accurately file all necessary Tax Returns and other documentation with respect to, any Transfer Tax.

             SECTION 7.8 D&O Insurance. For not less than six years after the Closing Date, the Company or its successors and assigns shall, to the extent available on commercially reasonable terms, maintain in effect directors' and officers' liability insurance covering Dennis Lane and Barry Hawk.

             SECTION 7.9 Closing Covenant. The parties hereto agree to act in good faith in taking any and all commercially reasonable actions necessary to facilitate the Closing and the other transactions contemplated by this Agreement, including, without limitation, the satisfaction of the respective closing conditions of the parties set forth herein.

            SECTION 7.10 Rule 14f-1 Compliance. As promptly as practicable following the date hereto, the Company shall file with the Commission and mail to the stockholders of the Company a statement meeting the requirements of Rule 14f-1 under the Exchange Act with respect to the appointment of Barry Hawk and Dennis Lane as replacement members of the Board of Directors of the Company.

             SECTION 7.11   Brokers.

             (1) The Company shall indemnify and hold Liberty, its directors, officers, stockholders, employees, representatives and agents harmless against and with respect to all claims for brokerage or other commissions relative to the transactions contemplated by this Agreement, based on any agreements, arrangements, or understandings claimed to have been made by Liberty with any third party.

             (2) Liberty shall indemnify and hold the Company harmless against and with respect to all claims for brokerage or other commissions relative to the transactions contemplated by this Agreement, based on any agreements, arrangements or understandings claimed to have been made by the Company or any of its agents or affiliates with any third party.

             SECTION 7.12 No Solicitation. Upon execution and delivery of this Agreement until the Closing, the Company shall not, directly or indirectly, through any director, officer, employee, agent, representative or otherwise (i) solicit, initiate or encourage the submission of any inquiries, proposals or offers from any Person relating to a merger, consolidation or tender or exchange offer or other business combination involving the Company or any transaction involving the capital stock of the Company or Merger Sub (collectively, a "Third Party Purchase"); (ii) consider or accept any agreement, arrangement or understanding with respect to a Third Party Purchase; (iii) participate in any discussion, negotiations or other communications regarding any Third Party Purchase; (iv) furnish to any Person other than Liberty and its representatives any information concerning the Company; (v) grant, issue or agree to grant or issue to any Person: (a) any direct or indirect interest in the Company or (b) any right or option to acquire any such interest; or (vi) cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any Person other than Liberty to seek to do any of the foregoing.


                                  ARTICLE VIII
                                  MISCELLANEOUS

             SECTION 8.1 Termination and Amendment.

                  (1) Termination. This Agreement may be terminated at any time prior to the Closing Date:
                        (1) by mutual consent of Liberty, the Company and Merger Sub in a written instrument;

                        (2) by Liberty if the transactions  contemplated  hereby
                  shall not have been consummated on or before November 23, 1999, unless the failure of the Closing to occur by such date shall be due to the failure of Liberty to perform or observe the covenants and agreements of Liberty set forth herein; and

                        (3) by Liberty or the Company, provided that the terminating party is not then in breach of any representation, warranty, covenant or other agreement contained herein, if the other party shall have breached in any material respect (i) any of the covenants or agreements made by such other party herein or (ii) any of the representations or warranties made by such other party herein; provided, however, that neither party shall have the right to terminate this Agreement pursuant to this Section 8.1 unless the breach of any representation or warranty, together with all other such breaches, would involve a claim in excess of $100,000 and such breach is not cured within ten (10) days following written notice to the party committing such breach, or which breach, by its nature, cannot be cured prior to the Closing.

                  (20 Effect of Termination. In the event of the termination of this Agreement by any party as provided in this Section 8.1, this Agreement shall forthwith become void and have no effect, and neither Liberty nor the Company shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (i) Sections 7.1(b), (c) and (d) shall survive any termination of this Agreement, (ii) notwithstanding anything to the contrary contained in this Agreement, neither Liberty nor the Company shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement and
(iii) all expense allowances and other fees paid to Capston prior to the date of termination, including without limitation, the $25,000 paid to Capston prior to the date hereof and all other amounts paid to Capston hereafter, shall be credited dollar for dollar against any future payment or expense allowance due to Capston with respect to another transaction between Liberty or its affiliates and any other company controlled or represented by Capston, Art Beroff or any of its stockholders, directors, officers or affiliates.

                  (30 Amendment; Extension; Waiver. The parties hereto may (i) amend any provision of this Agreement, (ii) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (iii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (iv) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such amendment, extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but any extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure or delay by a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

             SECTION 8.2 Entire Agreement; Survival of Provisions. This Agreement constitutes the entire agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings with respect thereto. All of the covenants of the parties made herein shall remain operative and in full force and effect regardless of acceptance of any of the Shares and payment therefor.

             SECTION 8.3 Communications. All notices, demands and other communications provided for hereunder shall be in writing, and, if to Liberty shall be given by registered or certified mail, return receipt requested, telecopy, nationally recognized overnight air courier service or personal delivery, addressed to Liberty at 11 52nd Street, Brooklyn, New York 11232, attention Barry Hawk, telecopier no. (718) 492-5517, or to such other address of Liberty may designate to the Company in writing, with a copy to Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016, telecopier no. (212) 889-7577, Attention: David Lubin, Esq., and, if to the Company, shall be given by similar means to the Company at 1612 N. Osceola Avenue, Clearwater, Florida 33755, attention Sally Fonner, telecopier no. (727) 443-5240 or to such other address as the Company may designate in writing, and any such notice shall be deemed given when delivered.

            SECTION 8.4 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

            SECTION 8.5 Binding Effect; Assignment. The rights and obligations of the parties under this Agreement may not be assigned to any other Person without the prior written consent of the other parties hereto. This Agreement shall be binding upon and inure to the parties hereto and their respective successors and permitted assigns.

             SECTION 8.6 Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the federal or state courts located in the City of New York in any action or proceeding arising out of or relating to this Agreement.

             SECTION 8.7 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            SECTION 8.8 Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            SECTION 8.9 Shares Transfer Expenses and Taxes. The Company shall pay any and all stamp, transfer and other similar Taxes payable or determined to be payable, if any, in connection with the original issuance of the Shares, and shall save and hold Liberty and its affiliates harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such Taxes.

            SECTION 8.10 Waiver of Jury Trial. The parties hereto hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby or thereby.

             SECTION 8.11 Absence of Third Party Beneficiary Rights. Except as otherwise expressly provided for herein, the provisions of this Agreement are solely for the benefit of the parties hereto and no provision of this Agreement is intended, nor will any provision be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any stockholder, creditor, customer, lessor, lessee, licensor, licensee, employee or any other Person.


                  [REMAINDER OF PAGE INTENTIONALLY OMITTED;
                  SIGNATURE PAGE TO FOLLOW]

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                                    LIBERTY GROUP HOLDINGS, INC.,
                                     f/k/a BIO-RESPONSE, INC.


                                    By:
                                      Name:
                                     Title:


                                    BR ACQUISITION CORP.


                                    By:
                                      Name:
                                     Title:


                                    LIBERTY FOOD GROUP, LTD.


                                    By:
                                      Name:
                                     Title: